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                THIS SUPPLEMENT SUPERSEDES ALL PRIOR SUPPLEMENTS

                     Munder S&P(R) MidCap Index Equity Fund
                    Munder S&P(R) SmallCap Index Equity Fund

                        Supplement Dated November 4, 2003
       To Statement of Additional Information ("SAI") dated April 30, 2003

1. The disclosure under the heading, "NET ASSET VALUE" which begins on page 33 is amended to read in its entirety as follows:

          Equity securities traded on a national securities exchange, except for securities traded in the Nasdaq National Market or the Nasdaq SmallCap Market, are valued at the last sale price. If there were no sales of such securities on the date of valuation but where closing bid and asked prices for such day are available, then such securities will be valued at the mean between the most recently quoted bid and asked prices. Equity securities traded in the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price ("NOCP"), unless the NOCP is not available, in which case the value will be the Consolidated Closing Price ("CCP") reported by Nasdaq. The NOCP will be calculated at 4:00:02 p.m. Eastern time on each business day as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, then the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities traded on other over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the evaluated bid prices.

          In the event that market quotations, as described above, are not readily available for any security, the security may be valued using pricing services or broker-dealer quotations. Each of the Funds may employ pricing services selected by the Advisor, and approved by the Board, which may use generally accepted pricing methodologies. This may result in the securities being valued at a price different from the price that would have been determined had the pricing service not been used. If a pricing service cannot provide a valuation for the security, the security may be valued by using quotations from a broker-dealer selected by the Advisor.

          In certain instances, the Funds may be unable to obtain a current market value for a security by (i) using readily available market quotations, (ii) using pricing services, or (iii) obtaining broker-dealer quotations. In such circumstances, the security may be valued using the last reported market quotation, if using such market quotation will not materially affect the Fund's net asset value.

          Where no last sales price is available for a Depositary Receipt (defined to include an ADR, GDR, EDR or NYR) on the exchange or market where it is principally traded, the Depositary Receipt will be valued at the closing sales price of its underlying security on the security's principal foreign exchange, multiplied by the relevant exchange rate and the conversion rate of the Depositary Receipt to one share of its underlying security. If a Depositary Receipt cannot be valued pursuant to the preceding sentence, then the Depositary Receipt will be valued at the mean between the most recently quoted bid and asked prices of its underlying security on the valuation date, multiplied by (i) the relevant exchange rate and (ii) the conversion rate of the Depositary Receipt to one share of its underlying security.

          Securities which are principally traded outside of the U.S. are valued at the last quoted sales price on the security's principal exchange or market, except that for less actively-traded securities trading on the London Stock Exchange, generally referred to as "Non-SETS" traded securities, the closing price will be the mid-price between the bid and ask prices. If a security is valued in a currency other than U.S. dollars, the value will be converted to U.S. dollars using the prevailing exchange rate at the close of the London Stock Exchange.

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          Notwithstanding the foregoing, if an event has occurred after the relevant foreign market has closed but prior to the calculation of the relevant Fund's net asset value that is likely to materially affect the value of any foreign security held by the Fund (i.e., a "significant event"), the security will be valued by the Funds' Pricing Committee, which is made up of the Advisor's officers and employees as designated from time to time by management of the Advisor, using pricing procedures that have been approved by the Board in order to determine the security's fair value. The procedures require the Funds' Pricing Committee to meet when a security's market price is not readily available. In order to guard against any conflict of interest with respect to pricing determinations, members of an affected Fund's portfolio management team will not serve on the Pricing Committee in a voting capacity with respect to any pricing determination for that Fund. The Pricing Committee provides a forum for considering time-sensitive valuation issues, including those relating to market closures, changes in illiquid security values and other events that may have a potentially material impact on security values. The Pricing Committee will review all the valuation methodologies used by it and will take any actions necessary to ensure that appropriate procedures and internal controls are in place to address valuation issues. Generally, two voting members of the Pricing Committee are required to approve a valuation determination or procedural change. However, due to the unexpected nature of many day-to-day pricing matters and the limited amount of time available to make a pricing determination, a single member of the Pricing Committee may act on behalf of the full Committee when the other members are not readily available to participate in the determination before the applicable deadline.

          Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters, and armed conflicts.

          In addition to fair valuations made by the Funds' Pricing Committee with respect to significant events, restricted and illiquid securities (including venture capital investments) and securities and assets for which a current market price is not readily available will be valued by the Funds' Pricing Committee at their fair value pursuant to pricing procedures adopted by the Funds' Board.

          Minutes of all Pricing Committee meetings are reviewed by the Advisor and provided to the Board at its next regularly scheduled Board meeting. The Pricing Committee, in its discretion, may request the Board's input on any particular issue.

2. The third paragraph under the heading "INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS-Administrator" which begins on page 26 of the Statement of Additional Information is hereby deleted and replaced with the following:

     Effective June 1, 2003, as compensation for its administrative services, MCM receives an annual fee based upon a percentage of the average daily net assets of the Funds of the Trust and the Predecessor Funds. For the period from June 1, 2003 through May 31, 2004, MCM has agreed to limit the total amount it may receive in the aggregate from the Trust, the Predecessor Funds and @Vantage to $3.4 million for its services as administrator, after payment by MCM of sub-administration fees to the Funds' sub-administrators.

3. The following is hereby added after the sixth paragraph under the heading "TAXES-General" which begins on page 36 of the Statement of Additional
     Information:

     Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the

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     Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which Funds invest do not pay significant dividends on their stock, the Funds will not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

     In addition, the last paragraph under the heading "TAXES-General" which begins on page 36 of the Statement of Additional Information is hereby deleted and replaced with the following:

     Each Fund will be required in certain cases to withhold and remit to the United States Treasury 28% of taxable distributions, including gross proceeds realized upon sale or other dispositions paid to any shareholder
     (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify that he or she is not subject to backup withholding or that he or she is an "exempt recipient."

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